                                                                    EXHIBIT 10.9

                                                                  EXECUTION COPY


                            IBM CREDIT CORPORATION
                            ----------------------
                   SUBORDINATION AND INTERCREDITOR AGREEMENT
                   -----------------------------------------


     THIS SUBORDINATION AND INTERCREDITOR AGREEMENT (this "AGREEMENT") is made effective as of the 30th day of September, 1997, by and among Canpartners Investments IV, LLC, a California limited liability company, and Robert Fleming Inc., a Delaware corporation (collectively the "SUBORDINATED LENDER"), Western Micro Technology, Inc., a Delaware Corporation (the "COMPANY"), WMT Acquisition Corp., a California corporation, Savoir Technology Group, Inc., a Delaware corporation, Star Management Services, Inc., a Delaware corporation, Inet Systems, Inc., a Texas corporation, Star Data International, a company organized under the laws of the Virgin Islands, Sirius Investments, Inc., a Nevada corporation, and Star Data Systems, Inc., a Texas corporation, and IBM Credit Corporation, a Delaware Corporation ("IBM CREDIT CORPORATION"). The Company, WMT Acquisition Corp., a California corporation, Savoir Technology Group, Inc., a Delaware corporation, Star Management Services, Inc., a Delaware corporation, Inet Systems, Inc., a Texas corporation, and Star Data International, a company organized under the laws of the Virgin Islands and Sirius Investments, Inc., a Nevada corporation, and Star Data Systems, Inc., a Texas corporation, are hereinafter collectively referred to as the "OBLIGORS" and individually as an "OBLIGOR."

                                  BACKGROUND
                                  ----------

     A. Obligors are indebted (directly as borrower or indirectly as guarantor) to IBM Credit Corporation. IBM Credit Corporation is interested in the welfare of Obligors and will benefit if Subordinated Lender extends or maintains credit to the Obligors.

     B. Obligors have requested that IBM Credit Corporation and Subordinated Lender extend and maintain credit facilities to the Company. IBM Credit Corporation and Subordinated Lender are willing to do so provided this Agreement is executed.

     NOW, THEREFORE, the parties hereto, as an inducement for IBM Credit Corporation and Subordinated Lender to extend and maintain credit facilities to the Company, and intending to be legally bound hereby, agree as follows:

          1.   DEFINITIONS.  The following words and phrases as used in
               -----------
capitalized form in this Agreement, whether in singular or plural, shall have the meanings indicated:

               (A) "CHANGE OF CONTROL" shall have the meaning set forth in the Subordinated Debt Agreements.

               (B) "CLOSING DATE" shall mean the date on which the Subordinated Notes are issued to the Subordinated Lender.

               (C) "DEFAULT" means an event or condition the occurrence or existence of which would, with the lapse of time or the giving of notice or both, become an Event of Default. An "Event of Default" shall be as defined in the Senior Debt Agreements.

               (D) "PAYMENT STOPPAGE NOTICE" shall mean a notice that a default under the Senior Debt (other than a default in the payment of any principal, premium, if any, or interest on any Senior Debt) has occurred pursuant to which IBM Credit Corporation may, or following notice or lapse of time or both would be able to, accelerate the maturity or otherwise require purchase or repayment of any of the Senior Debt, which notice is given to the Obligors and the Subordinated Lender by IBM Credit Corporation and which states that such notice is a Payment Stoppage Notice delivered pursuant to this Agreement.

               (E) "PAYMENT STOPPAGE PERIOD" shall mean the period commencing upon the Obligors' and Subordinated Lender's receipt of any Payment Stoppage Notice and ending on the date which is 90 days after the receipt by Obligors and Subordinated Lender of such Payment Stoppage Notice.

               (F) "SATISFIED" shall mean with respect to Senior Debt that any and all Senior Debt shall have been paid in full and all financing arrangements and accommodations between the Obligor and IBM Credit Corporation shall have been terminated and IBM Credit Corporation has no obligation to make any loans, financial accommodations or advance any funds which would constitute Senior Debt to any Obligor.

               (G) "SCHEDULED SUBORDINATED DEBT" shall mean: (a) the principal of, premium, if any, and all interest on the Subordinated Notes and all fees, costs and expenses (including attorneys' fees and legal expenses) related thereto, (b) all other sums payable under the Subordinated Debt Agreements, and
(c) all increases of principal thereof and all extensions, amendments, replacements, refinancings and renewals thereof.

               (H) "SENIOR DEBT" means, without duplication, (i) the principal of and interest on (including, whether or not allowed by law, interest accruing after the filing of a petition initiating any proceedings pursuant to or under any Bankruptcy Law) and all other amounts owing with respect to all Indebtedness under that certain Inventory and Working Capital Financing Agreement dated December 31, 1996 between IBM Credit Corporation and Western Micro Technology, Inc. for a $75 million revolving credit facility (the "Revolving Loan") and a $10 million term loan (the "Acquisition Loan") (collectively the "IBM Credit Corporation Facility"), (ii) guarantees by the Issuer of Indebtedness under, or the joint and several obligations of the Issuer of any Indebtedness under, the IBM Credit Corporation Facility and the obligation to pay fees, expenses and other amounts due to the lenders thereunder and, whether or not allowed by law, interest accruing thereunder after the filing of a petition initiating any proceedings pursuant to or under any Bankruptcy Law, and any guarantees by the Issuer of any Indebtedness or other obligations of any Subsidiary that is a party to the IBM Credit Corporation Facility and the obligation to pay fees, expenses and other amounts due thereunder.

               (I) "SENIOR DEBT AGREEMENTS" shall mean all loan agreements, notes, security agreements, guaranties and all other documents, agreements, instrument, opinions and certificates now or hereafter existing or delivered in connection with any of the Senior Debt, as any such agreement, note, document or instrument may be amended, modified, supplemented, consolidated, replaced, renewed or refinanced as permitted herein.

               (J) "SUBORDINATED DEBT" shall mean all liabilities and obligations (other than Senior Debt) of any nature, whether primary, secondary, absolute, contingent, sole, joint, several or joint and several and all interest thereon and all fees, costs and expenses (including attorneys' fees and legal expenses) related thereto, now or at any time or times hereafter existing, contracted or incurred, of any Obligor to any Subordinated Lender pursuant to the Subordinated Debt Agreements, including without limitation, the Scheduled Subordinated Debt.

               (K) "SUBORDINATED DEBT AGREEMENTS" shall mean (i) the Note Purchase Agreement dated as of September 30, 1997 among the Obligors and the Subordinated Lender, (ii) the Subordinated Notes, (ii) all other documents, agreements, instruments, opinions and certificates now or hereafter delivered in connection with such Note Purchase Agreement or the Subordinated Notes and (iv) any other agreements, document or instrument which from time to time evidences Subordinated Debt, in each case as any such agreement, note, document or instrument may be amended, modified, supplemented, replaced, renewed or refinanced.

               (L) "SUBORDINATED NOTES" shall mean the Notes issued to the Subordinated Lender or any successor or assign of Subordinated Lender and any other notes evidencing subordinated debt under the Subordinated Debt Agreements.

               (M) "WARRANT AGREEMENT" shall mean the Warrant Agreement dated as of September 30, 1997 among the Company and the Subordinated Lender pursuant to which the Company agrees to issue to the Subordinated Lender warrants to purchase 400,000 shares of Company common stock.

               (N) "WARRANTS" shall mean the warrants issued from time to time pursuant to the Warrant Agreement.

          2.   SUBORDINATION.
               -------------

               (A)  GENERAL. Subordinated Lender hereby subordinates all
                    -------
Subordinated Debt and all claims, rights and demands arising therefrom to all the Senior Debt. Until the Senior Debt is Satisfied, if such payment, purchase, acquisition, redemption or other action is expressly prohibited by this Agreement (i) no Obligor will make, and Subordinated Lender will not accept, either directly or indirectly, payment (of any kind or character) of all or any part of the principal of, premium, if any, or interest on or any claim or amount with respect to any of the Subordinated Debt, (ii) no Obligor will purchase, repurchase, acquire or redeem any Subordinated Debt (except with respect to the Subordinated Lender's tendering of the Subordinated Notes to pay the exercise price of the Warrants in lieu of cash), and (iii) Subordinated Lender will not demand or accelerate any of the Subordinated Debt, institute any court proceedings against any Obligor to collect any Subordinated Debt, or exercise any rights or remedies against any Obligor or its assets.

               (B)  PROHIBITIONS. No payments shall be made on or in respect of
                    ------------
the principal of, premium, if any, or interest on or any claim or amount with respect to any of the Subordinated Debt or with respect to any purchase, repurchase, acquisition or redemption of any of the Subordinated Debt, and Subordinated Lender will not demand or accelerate any of the Subordinated Debt, institute any court proceedings against any Obligor to collect any Subordinated Debt or exercise any rights or remedies against any Obligor or its assets, if any of the following events have occurred:

                    (I) Any bankruptcy, insolvency, reorganization, liquidation, receivership or similar proceeding has been commenced against or by any Obligor;

                    (II) Any default in the payment of any principal of, premium, if any, or interest on any of the Senior Debt when due and payable, whether as regularly scheduled, at maturity, upon acceleration or otherwise, has occurred, unless and until such default has been cured or waived in writing by IBM Credit Corporation; or

                    (III) Any default or other event has occurred in connection with any of the Senior Debt or the Senior Debt Agreements (other than a default in the payment of any principal, premium, if any, or interest on any Senior
Debt) pursuant to which IBM Credit Corporation may, or following notice or lapse of time or both would be able to, accelerate the maturity of any of the Senior Debt and IBM Credit Corporation has given a Payment Stoppage Notice to Obligors and the Subordinated Lender, unless and until the earliest to occur of (A) the Payment Stoppage Period expires, (B) the default giving rise to the Payment Stoppage Notice is cured or waived in writing by IBM Credit Corporation, or (C) the Obligors and the Subordinated Lender receive written notice from IBM Credit Corporation terminating the Payment Stoppage Period.

                    (IV)   The prohibitions contained in this SECTION 2 shall
                                                              ---------
lapse and expire no later than 179 days after the occurrence of any of the matters in SECTIONS 2(B)(I) OR (II) unless IBM Credit Corporation has taken and
           ------------------------
is continuing to take commercially
reasonable steps to enforce its rights and remedies under the Senior Debt Agreements, and shall thereafter lapse at such time as IBM Credit Corporation ceases taking such steps.

                    (V)    Subject to the provisions of SECTION 3(B) and SECTION
                                                        ------------     -------
12 of this Agreement, once the Senior Debt has been Satisfied the prohibitions
--
in this SECTION 2(B) shall be deemed terminated.
        ------------

               (C)  PAYMENT STOPPAGE PERIODS. Notwithstanding anything herein to
                    ------------------------
the contrary, in no event will a Payment Stoppage Period extend beyond 90 days from the date the payment on the Subordinated Debt was due and only one such Payment Stoppage Period commenced within any 365 consecutive days. For all purposes of Section 2(b)(iii), no default which existed or was continuing with respect to the Senior Debt to which the Payment Stoppage Period relates on the date such Payment Stoppage Period commenced shall be made the basis for the commencement of any subsequent Payment Stoppage Period by IBM Credit Corporation or any holder or holders of such Senior Debt unless such default is cured or waived for a period of not less than 90 consecutive days.

               (D)  PREPAYMENTS. Notwithstanding anything herein or elsewhere to
                    -----------
the contrary, Obligors may not acquire, purchase, repurchase, redeem, or otherwise make any prepayment (mandatory or voluntary) of any principal, premium, if any, or prepay interest on any of the Subordinated Debt unless and only to the extent that no Default or Event of Default then exists or would result therefrom or unless the prior written consent of IBM Credit Corporation is first obtained.

               (E)  ACCELERATION AND OTHER REMEDIES. Notwithstanding anything
                    -------------------------------
herein or in any of the Subordinated Debt Agreements to the contrary, the Subordinated Lender agrees that it will not accelerate any of the Subordinated Debt, institute any court proceedings against any Obligator to collect any Subordinated Debt, or exercise any rights or remedies against any Obligor or its assets, as a result of any default under the Subordinated Debt Agreements, or otherwise, unless the Subordinated Lender has given IBM Credit Corporation written notice of its intent to take such action at least 30 days prior to such acceleration, institution of court proceeding or other exercise of remedies. Similarly, IBM Credit Corporation agrees to give Subordinated Lender notice of any Event of Default or acceleration under the Senior Debt Agreement.

               (F)  TENDER OF SUBORDINATED NOTES FOR WARRANTS. The Subordinated
                    -----------------------------------------
Lender shall at all times, regardless of whether there are any prohibitions under this Agreement or the Senior Debt Agreements regarding payments to the Subordinated Lender or actions which may be taken by the Subordinated Lender with respect to the Subordinate Debt, have the right to tender the Subordinated Notes to the Obligors to pay the exercise price of the Warrants in lieu of cash.

               (G)  SUBROGATION.  After the Senior Debt has been Satisfied, the
                    -----------
holders of Subordinated Debt shall be subrogated to the rights of the holders of Senior Debt to receive payments or distributions of cash, property or securities of the Obligors applicable to the Senior Debt until the Subordinate Debt shall be paid in full, and, for the purposes of such subrogation, no payments or distributions to the holders of the Senior Debt of any cash, property or securities to which the holders of the Subordinated Debt would be entitled except for the provisions of this Agreement, and no payment over pursuant to the provision of this Agreement to the holders of Senior Debt by holders of Subordinated Debt shall, as between the Obligors, their creditors other than holders of Senior Debt, and the holders of Subordinated Debt, be deemed to be a payment by any Obligor to or on account of the Subordinated Debt.

               (H)  ENFORCEMENT. The right of IBM Credit Corporation to enforce
                    -----------
the subordination provisions and any other provisions hereof shall not in any way be prejudiced or impaired by any act or failure to act on the part of IBM Credit Corporation, any Obligor or Subordinated Lender, or by any noncompliance by any Obligor or the Subordinated Lender with the terms, provisions and covenants of this Agreement.

          3.   IN FURTHERANCE OF SUBORDINATION.
               -------------------------------

               (A) Upon any distribution of any of the assets of any Obligor, any guarantor of any of the Subordinated Debt or any collateral securing the Subordinated Debt, upon or in connection with any dissolution, recapitalization, distribution, winding up, liquidation, arrangements or reorganization of any Obligor, any guarantor of any of the Subordinated Debt or any other person or entity, or upon any assignment for the benefit of creditors or any other marshaling of the assets and/or liabilities of any Obligor, or any guarantor of any of the Subordinated Debt or otherwise, any payment, dividend or distribution of any kind (whether in cash, securities or other property) which would otherwise be payable or deliverable with respect to the Subordinated Debt, shall be paid or delivered directly to IBM Credit Corporation for application (in the case of cash) to or as collateral (in the case of securities or other property) for the Senior Debt.

               (B) In the event that any payment or payments made to IBM Credit Corporation with respect to any of the Senior Debt or otherwise made to IBM Credit Corporation pursuant to this Agreement, or any part thereof, are subsequently invalidated, declared to be fraudulent or preferential, set aside or are required to be repaid to any trustee, receiver or any other period under any bankruptcy statute, state or federal law, common law or equitable cause, then (i) to the extent of such payment or payments, the obligations or part thereof intended to be satisfied shall be revived and continued as Senior Debt in full force and effect, as if such payment or payments had not been made, (ii) IBM Credit Corporation shall continue to have all rights under this Agreement related to such revived obligations which shall constitute Senior Debt, and
(iii) Subordinated Lender agrees to pay to IBM Credit Corporation any payments which were paid over to Subordinated Lender by any trustee or receiver under any bankruptcy statute, state or federal law, common law or equitable cause and were returned to Subordinated Lender with respect to the Subordinated Debt or in connection with any subrogation rights of Subordinated Lender to the extent necessary to pay in full such revived and continued Senior Debt obligations.

               (C) In the event that Subordinated Lender is required to turn over or deliver to IBM Credit Corporation any amount or property paid or delivered to Subordinated Lender pursuant to this SECTION 3, SECTION 5 or
                                                  ---------  ---------
otherwise, the obligations of the Obligors under the Subordinated Debt Agreements with respect to any such amount or property shall be revived and continued as Subordinated Debt in full force and effect, as if such amount or property had not been paid or received.

          4.   RELATIVE RIGHTS.  This Agreement defines the relative rights of
               ---------------
the holders of Senior Debt and the Holders of Subordinated Debt. Nothing in this Agreement shall:

               (A) impair, as between the Obligors and the holders of Subordinated Debt, the obligation of any Obligor, which is absolute and unconditional, to pay principal of, premium, if any, and interest on the Subordinated Notes and any other amounts due under the Subordinated Debt Agreements;

               (B) affect the relative rights of the holders of Subordinated Debt and creditors of the Obligors other than holders of Senior Debt; or

               (C) prevent any holder of Subordinated Debt from exercising its available remedies upon a default or event of default under the Subordinated Debt Agreements, subject to the rights of holders of Senior Debt hereunder and the restrictions set forth in this Agreement.

               As between Subordinated Lender and Obligors, if any Obligor fails because of this Agreement to pay principal of, premium, if any, and interest on the Subordinated Notes or any other amounts due under the Subordinated Debt Agreements on the date when such payment is due (other than any payment due during a Payment Stoppage Period), the failure to make such payment shall be a default or event of default under the Subordinated Debt Agreements notwithstanding any provision of this Agreement.

          5.   PAYMENTS HELD IN TRUST.  In the event that Subordinated Lender
               ----------------------
receives any dividend, distribution or payment referred to in SECTION 3, or
                                                              ---------
receives any payment (of any kind or character) of any Subordinated Debt or security therefor which at the time received are in violation of or are prohibited under this Agreement, Subordinated Lender will (a) not credit such payments against the Subordinated Debt, (b) notify IBM Credit Corporation promptly thereof, and (c) receive the same in trust for IBM Credit Corporation and will promptly pay and deliver the same to IBM Credit Corporation in precisely the form received, except for any requisite endorsement or assignment, which Subordinated Lender will make and hereby authorizes IBM Credit Corporation or any of its officers of employees to make in the event that Subordinated Lender does not make the same. IBM Credit Corporation will apply any such moneys so received by it in reduction of the Senior Debt and will hold any property other than money so received by it as collateral security therefor. If Subordinated Lender fails to make any endorsement or assignment required hereunder, IBM Credit Corporation is hereby appointed attorney for Subordinated Lender with full power of substitution to make any such endorsement or assignment. Such power of attorney being coupled with an interest is irrevocable until the Senior Debt has been paid in full.

          6.   IBM CREDIT CORPORATION'S RIGHTS.  Without notice to Subordinated
               -------------------------------
Lender and without affecting or releasing any obligation or agreement of Subordinated Lender under this Agreement or the subordination provided herein, subject to SECTION 8(F) hereof, IBM Credit Corporation may at any time or times do any of the following with respect to any of the Senior Debt: (a) waive or rescind any default, (b) exercise any rights or remedies, with respect to the Senior Debt, (c) amend, modify, alter or waive any of the terms thereof or any of the documents executed in connection therewith, (d) renew or extend the time for payments of all or any part thereof, (e) decrease the amount thereof, (f) accept collateral security or guaranties therefor and sell, exchange, fail to perfect, release or otherwise deal with all or any part of any such collateral or guaranties, (g) release any party primarily or secondarily obligated thereon,
(h) grant indulgences and take or refrain from taking any action with regard to the collection or enforcement thereof, and (i) take any action which might otherwise give rise to any claim by the Subordinated Lender. Nothing contained in this Agreement shall impair any right of IBM Credit Corporation with respect to any of the Senior Debt or any collateral security or guaranties therefor or the proceeds thereof.

          7.   REPRESENTATIONS.  Subordinated Lender represents to IBM Credit
               ---------------
Corporation that:

               (A) The Scheduled Subordinated Debt constitutes as of the Closing Date, all of the now existing debt obligations of any nature whatsoever of any Obligor to any Subordinated Lender and/or Subordinated Lender and others. There is no event of default or event which with the giving of notice, passage of time or both would constitute an event of default existing under the Scheduled Subordinated Debt.

               (B) Subordinated Lender is the owner and holder of the Subordinated Notes, as of the Closing Date.

               (C) This Agreement has been duly executed and delivered by Subordinated Lender and constitutes the valid and binding obligation of Subordinated Lender, enforceable in accordance with its terms.

          8.   COVENANTS.
               ---------

               (A) IBM Credit Corporation hereby consents to the grant of security interests and guaranties to Subordinated Lender as provided in the Subordinated Debt Agreements.

               (B) Subordinated Lender will give IBM Credit Corporation a copy of any written notice given to any Obligor exercising Subordinated Lender's right to have any Obligor repurchase any of the Subordinated Debt as a result of a Change of Control. IBM Credit Corporation will give Subordinated Lender a copy of any written notice given to any Obligor exercising IBM Credit Corporation's option to have any Obligor repurchase any of the Senior Debt as a result of a Change of Control.

               (C) In the event that Subordinated Lender at any time has any indebtedness or other obligations owing to any Obligor for any reason, including without limitation any accounts receivable owing to any Obligor, Subordinated Lender will not offset the indebtedness or other obligations owing to such Obligor against any of the Subordinated Debt except with respect to (i) the Subordinated Lender's tendering of the Subordinated Notes to pay the exercise price of the Warrants in lieu of cash, and (ii) offsets against payments of Subordinated Debt which payments, at the time of such offset, are otherwise permitted under this Agreement.

               (D) If any default under the Subordinated Debt is cured during a Payment Stoppage Period, Subordinated Lender agrees that it will not exercise any rights or remedies against any Obligor or its assets as a result of such default and such default will be deemed cured.

               (E) Subordinated Lender will not amend, modify or restate any of the provisions of the Subordinated Debt or any of the Subordinated Debt Agreements, in any way which increases the interest rate on any of the Subordinated Debt by more than 2.5% per annum in the aggregate or shortens or accelerates the maturity or due date of any payments under the Subordinated Debt. Obligors will not amend, modify or restate any of the provisions of the Subordinated Debt or any of the Subordinated Debt Agreements except in accordance with the terms and conditions set forth in the Senior Loan Documents. Subordinated Lender agrees that it will not amend, modify or restate any of the provisions of the Subordinated Debt or any of the Subordinated Debt Agreements, if Subordinated Lender has been notified by IBM Credit Corporation that such amendment, modification or restatement would constitute a Default under the Senior Debt Agreements.

               (F) IBM Credit Corporation will not amend, modify or restate any of the provisions of the Senior Debt or any of the Senior Debt Agreements in any way which increases the aggregate interest rate spread over the Prime Rate (as such term is defined in the Revolving Loan) by more than 2.5% per annum (except that the Delinquency Fee Rate (as such term is defined in the Revolving Loan) may not be changed), increases the principal amount outstanding under the Senior Debt Agreements more than $10.0 million resulting in more than $95 million in the aggregate outstanding, increases any waiver fees or other similar sums payable in connection with the Senior Debt or under the Senior Debt Agreements more than $425,000 in the aggregate, or adversely affects the rights granted to Subordinated Lender hereunder.

          9.   LIMITATION ON CONSENT TO PAYMENT.  In the event that IBM Credit
               --------------------------------
Corporation consents in writing to the making of a payment on account of the Subordinated Debt, which payment would otherwise be prohibited under this Agreement, such consent shall be deemed to be a consent to the payment specifically referred to in such written consent and shall not be construed as a waiver of any prohibitions in this Agreement generally as to all future payments or grants. A consent by IBM Credit Corporation to any request shall not be deemed to be a consent to future similar requests.

          10.  LEGEND.  Subordinated Lender and Obligors shall cause each
               ------
instrument that at any time evidences all of any portion of the Subordinated Debt to be conspicuously marked with a legend substantially in the form of the following:

          "This instrument is subject to the terms of a Subordination and Intercreditor Agreement in favor of IBM Credit Corporation, which Subordination and Intercreditor Agreement contains certain subordination provisions and is incorporated herein by reference. Notwithstanding any contrary statement contained in the within instrument, no payment on account of the principal, premium, if any, or interest hereof shall become due or be paid except in accordance with the terms of such Subordination and Intercreditor Agreement."

          11.  NO ASSIGNMENT.  Subordinated Lender agrees that Subordinated
               -------------
Lender will not assign or transfer to any person or entity any Subordinated Debt or any evidence thereof or security or guaranty therefor, unless such assignee is informed of the provisions of this Agreement.

          12.  TERMINATIONS.  This Agreement will continue in full force and
               ------------
effect as long as any Senior Debt has not been Satisfied. To the extent any payment or payments of any Senior Debt or any Subordinated Debt received by IBM Credit Corporation are subsequently invalidated, declared to be fraudulent of preferential, set aside or are required to be repaid to a trustee, receiver or other person or entity under any bankruptcy act, state or federal law, common law or equitable cause, then this Agreement will be revived and continue in full force and effect. This Agreement may not be terminated except by an instrument in writing signed by IBM Credit Corporation and the Subordinated Lender.

          13.  OBLIGATIONS OF OBLIGORS UNCONDITIONAL.  Nothing contained in this
               -------------------------------------
Agreement is intended to or shall impair, as between the Obligors and the Subordinated Lender

(as opposed to as between the Subordinated Lender and the IBM Credit), the obligations of the Obligors, which are absolute and unconditional, to pay to the Subordinated Lender the principal of and any interest on the Subordinated Notes as and when the same shall become due and payable in accordance with their terms, or is intended to or shall affect the relative rights of the Subordinated Lender and creditors of the Obligors other than the holders of the Senior Debt, nor shall anything herein or therein prevent the Holder of any Subordinated Note from exercising all remedies otherwise permitted by applicable law upon default under this Agreement, subject to the rights, if any, under this Agreement of the holders of the Senior Debt in respect of cash, property or securities of the Obligors received upon the exercise of any such remedy.

          14.  WAIVERS.
               -------

               (A) Subordinated Lender hereby waives, to the extent permitted by applicable law, any right to notice from IBM Credit Corporation prior to disposition of any assets of any Obligor or any guarantor or any collateral securing any of the Senior Debt. To the extent Subordinated Lender is not permitted by applicable law to waive notice, Subordinated Lender agrees that ten
(10) days notice prior to any such disposition shall be reasonable. Subordinated Lender agrees not to interfere with any disposition of assets of any Obligor or any guarantor or any collateral securing any of the Senior Debt by or at the direction of IBM Credit Corporation and waives, to the extent permitted by applicable law, the right to challenge any such disposition as not commercially reasonable.

               (B) Subordinated Lender waives any right to require IBM Credit Corporation to marshal any assets of any Obligor or any guarantor or to otherwise proceed in any fashion against any Obligor, any guarantor or any other person.

               (C) IBM Credit Corporation is irrevocably authorized to demand and receive specific performance of this Agreement by Subordinated Lender, even if any Obligor has breached its agreements hereunder, at any time upon the breach by Subordinated Lender of its agreements hereunder. Subordinated Lender irrevocably waives any defense based on the adequacy of a remedy at law which might be asserted as a bar to such remedy of specific performance.

               (D) Subordinated Lender assumes responsibility for keeping itself informed of the financial condition of Obligors, and of all other circumstances bearing upon the risk of nonpayment of the Senior Debt, and IBM Credit Corporation shall have no duty to advise Subordinated Lender of information known to IBM Credit Corporation regarding such condition of any such circumstances.

          15.  RELEASES.  IBM Credit Corporation may release any one or more
               --------
parties hereto, or the successors or assigns thereof, from any other obligations hereunder, and such release by operation of law, shall not release any other party hereto from nor in any way affect, any of the obligations of any other party under this Agreement, or affect the subordination of any of the Subordinated Debt to the Senior Debt.

          16.  NOTICES.  All notices, requests, and other communications made or
               -------
given to connection with this Agreement shall be in writing and, unless receipt is stated herein to be required shall be deemed to have been validly given if delivered personally against receipt by private carrier, registered or certified mail, return receipt requested, or by telecopy with the original forwarded by first class mail, in all cases with charges prepaid, addressed as follows, or delivered to the individual or division or department to whose attention notices to a party are to be addressed, until some other address (or individual or division or department for attention) shall have been designated by notice given by a party to the other:

          To Subordinated Lender:    c/o Canyon Partners Incorporated
                                     9665 Wilshire Boulevard
                                     Beverly Hills, California  90212
                                     Attn:  Scott Imbach
                                     Telecopy Number:  (310) 247-2701

                                     and

                                     Robert Fleming Inc.
                                     320 Park Avenue, 11th Floor
                                     New York, New York  10022
                                     Attention:  Michael E. Rowe
                                     Telecopy:  (212) 508-3679

          To Obligors:               Western Micro Technology, Inc.
                                     254 E. Hacienda Avenue
                                     Campbell, CA 95008
                                     Attn:  James W. Dorst
                                     Telecopy: (408) 341-4768

          To IBM Credit Corporation: IBM Credit Corporation
                                     5000 Executive Parkway, Suite 450
                                     San Ramon, CA  94583
                                     Attn:  Remarketer Financing Center Manager
                                     Telecopy: (510) 227-5651

          17.  SUBMISSION TO JURISDICTION.  Obligors, IBM Credit Corporation and
               --------------------------
Subordinated Lender agree irrevocably to submit themselves to the jurisdiction for the United States District Court for the Southern District of New York and the jurisdiction of any court of the State of New York located in Manhattan and waive any and all objections to jurisdiction that they may have under the laws of the State of New York or the United States, and irrevocably agree that, all actions or proceedings relating to this Agreement or the transactions contemplated hereunder shall be litigated in such courts, and Obligors and Subordinated Lender waive any objection which they may have based on improper venue or for the nonconvenience to the conduct of any proceedings in any such court and waive personal service of any and all process upon them, and consent that all such service of process be made by mail or messenger directed to them at the address set forth in SECTION 16. Nothing contained in this
                                    ----------
section shall affect the right of IBM Credit Corporation to serve legal process in any other manner permitted by law or affect the right of IBM Credit Corporation to bring any action or proceeding against or the property of any Obligor in the courts of any other jurisdiction.

          18.  DELAY OR OMISSION NOT WAIVER.  Neither the failure nor any delay
               ----------------------------
on the part of IBM Credit Corporation to exercise any right, remedy, power or privilege hereunder shall operate as a waiver thereof or impair any such right, remedy, power or privilege. No single, partial or full exercise of any rights, remedies, powers and privileges by IBM Credit Corporation shall preclude further or other exercise thereof. No course of dealing between IBM Credit Corporation and any Obligor or Subordinated Lender shall operate as or be allowed to constitute a waiver of IBM Credit Corporation's rights hereunder or affect the duties or obligations of any Obligor or Subordinated Lender.

          19.  MISCELLANEOUS.  This Agreement shall be binding upon and inure to
               -------------
the benefit of the parties hereto and their respective permitted successors and assigns. If any party hereto is a partnership, all provisions of this Agreement applicable to such party shall be binding upon and include not only the partnership but each and all of the partners thereof individually. This Agreement may not be modified except in writing executed by the party against which enforcement of such modification is sought. The rights granted to IBM Credit Corporation hereby shall be in addition to any other rights of IBM Credit Corporation under any other subordination agreement, if any, now or hereafter outstanding. All rights and remedies of IBM Credit Corporation shall be cumulative. The provisions of this Agreement, shall operate only in favor of and only for the benefit of IBM Credit Corporation, its successors and assigns, and not in favor of or for the benefit of any Obligor, Subordinated Lender or any other person or entity. Whenever IBM Credit Corporation's consent is required or permitted, such consent shall be in the sole and absolute discretion of IBM Credit Corporation.

          20.  COUNTERPARTS.  This Agreement may be executed in any number of
               ------------
counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Agreement by signing any such counterpart.

          21.  GOVERNING LAW.  This Agreement shall be governed by and construed
               -------------
according to the laws of the State of New York without regard to its rules and principles regarding conflicts of law or any rule or canon of construction which interprets agreements against the draftsmen.

          22.  SEVERABILITY.  If any provision herein shall for any reason be
               ------------
held invalid or unenforceable, no other provision shall be affected thereby, and this Agreement shall be construed as if the invalid or unenforceable provision had never been a part of it.

          23.  ENTIRE AGREEMENT.  This instrument embodies the entire agreement
               ----------------
of the parties hereto with respect to the subject matter hereof, and there are no courses of dealing, usages of trade, or other representations, promises, terms or conditions referring to such subject matter, and no inducements or representations leading to the execution hereof other than as mentioned herein.

          24.  WAIVER OF RIGHT TO TRIAL BY JURY.  OBLIGORS, SUBORDINATED LENDER
               --------------------------------
AND IBM CREDIT CORPORATION WAIVE ANY RIGHT TO TRIAL BY JURY ON ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (a) ARISING UNDER THIS AGREEMENT OR ANY OTHER DOCUMENT OR INSTRUMENT REFERRED TO HEREIN OR DELIVERED IN CONNECTION HEREWITH, OR (b) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE OBLIGORS, SUBORDINATED LENDER OR IBM CREDIT CORPORATION WITH RESPECT TO THIS AGREEMENT OR ANY OTHER DOCUMENT OR INSTRUMENT REFERRED TO HEREIN OR DELIVERED IN CONNECTION HEREWITH, OR THE TRANSACTIONS RELATED HERETO, IN EACH CASE WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE. OBLIGORS, SUBORDINATED LENDER AND IBM CREDIT CORPORATION AGREE AND CONSENT THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF OBLIGORS, SUBORDINATED LENDER AND IBM CREDIT CORPORATION TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY. OBLIGORS AND SUBORDINATED LENDER ACKNOWLEDGE THAT THEY HAVE HAD THE OPPORTUNITY TO CONSULT WITH COUNSEL REGARDING THIS SECTION AND THAT THEY FULLY UNDERSTAND ITS TERMS, CONTENT AND EFFECT, AND THAT THEY VOLUNTARILY AND KNOWINGLY AGREE TO THE TERMS OF THIS SECTION.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement, pending to be legally bound hereby, effective as of the day and year first above written.


WESTERN MICRO TECHNOLOGY, INC.,         CANPARTNERS INVESTMENTS IV, LLC,
a Delaware corporation                  a California limited liability company


By: /s/ James W. Dorst                  By: /s/ Scott A. Imbach
    ------------------------------         -------------------------------------
    James W. Dorst                          Scott A. Imbach
    Chief Financial Officer                 Attorney-In-Fact


IBM CREDIT CORPORATION,                 ROBERT FLEMING INC.
a Delaware corporation                  a Delaware corporation


By: /s/ Tracey M. Wyatt                 By: /s/ Arthur Levy
    ------------------------------         -------------------------------------
    Name: Tracy M. Wyatt                    Name: Arthur Levy
    Title:  Remarketer Loan Manager         Title: Vice Chairman


WMT ACQUISITION CORP.,                  SAVOIR TECHNOLOGY GROUP, INC.,
a California corporation                a Delaware corporation


By: /s/ James W. Dorst                  By: /s/ James W. Dorst
    ------------------------------          ------------------------------------
    James W. Dorst                          James W. Dorst
    Chief Financial Officer                 Chief Financial Officer


INET SYSTEMS, INC.,                     STAR DATA INTERNATIONAL,
a Texas corporation                     a company organized under the laws of
                                        the Virgin Islands

By: /s/ Carlton Joseph Mertens II
    ------------------------------
    Carlton Joseph Mertens II           By: /s/ Carlton Joseph Mertens  II
    President                               ------------------------------------
                                            Carlton Joseph Mertens II
                                            President
STAR MANAGEMENT SERVICES, INC.,
a Delaware corporation

By: /s/ Carlton Joseph Mertens II
    ------------------------------
    Carlton Joseph Mertens II
    President


                            SIGNATURE PAGE 1 OF 1

SIRIUS INVESTMENTS, INC.,               STAR DATA SYSTEMS, INC.,
a Nevada corporation,                   a Texas corporation,

By: /s/ Carlton Joseph Mertens II       By: /s/ Carlton Joseph Mertens II
    ------------------------------          ------------------------------------
    Carlton Joseph Mertens II               Carlton Joseph Mertens II
    President                               President

                        ADDITIONAL SUBS SIGNATURE PAGE